Investor Presentation
August 13, 2014

Forward Looking Statements
FORWARD-LOOKING STATEMENTS
This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements also may be included in other publicly available documents issued by the company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal,"
"seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.
Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-
downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the company does or intends to do business;
(iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v)
the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs, including the resolution of the Wichita subpoena matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; (xii) the profitable integration of acquired businesses into the company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2013 Form 10-K.
Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.
Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com

Non-GAAP Figures
Certain measures presented in this presentation are “Non-GAAP”
items. These figures are denoted with an asterisk (*).
Reconciliations from GAAP measures to the Non-GAAP measures are presented in Appendix I to this presentation and our recent earnings releases filed with the U.S. Securities and Exchange Commission.

Distribution
Kaman Corporation - 2013 Sales Overview
Distribution
Aerospace
$1.7B Revenues
Aerospace

Kaman Corporation Overview
v	AEROSPACE			DISTRIBUTION
	Integrated Aerosystems	Specialty Bearings & Engineered Products	Fuzing & Precision Products

	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Flexible drive systems	• Bomb safe and arm fuzing devices • Missile safe and arm fuzing devices • High precision measuring systems • Memory products	• Bearing and power transmission products • Fluid power products • Automation, control and energy products • Systems and services across all product groups
	• Global commercial and defense OEM’s • Super Tier I’s to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors		• U.S. and allied militaries • Weapon system OEMs	• Virtually every industry in North America

 • “One Kaman” combines design and build capabilities
 to provide customers with a global integrated solution
 • Bearing product lines strong commercial customer
 base expected to provide growth from new program
 wins and increasing build rates
			• Exclusivity and significant backlog provide a stable revenue base	• Offers customers single- source responsibility for a comprehensive portfolio of products
Business
Dynamic
Customer
Product

Business Strengths
• Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments
• Improved balance across the Aerospace segment between commercial and defense programs
 – Increasing content of bearing products on new platforms
 – Higher commercial build rates driving bearing and aerostructure sales
 – New program ramp ups and wins provide offset to lower defense spending
• Distribution business gaining scale and capabilities via acquisitions and enhancing complementary product platforms
• Investing in new product development and applications, acquisitions and technology for long-term growth
• Strong balance sheet to drive growth and strategic initiatives
• Experienced management team

2013 Sales: $614 million
Aerospace
37%

Aerospace Business Drivers
• Kaman is well positioned to further penetrate Commercial OEM’s and
 Super Tier 1’s
 – Proactive “One Kaman” business development efforts have increased bid activity
 – Proven capability to provide flexible low cost solutions
 – Broadening geographic footprint to better serve customers and to provide lower cost manufacturing alternatives
• Increasing shared services across the organization and the introduction of a common ERP system are expected to drive cost synergies
• Increasing production levels at Boeing and Airbus provide support for near term specialty bearing & aerostructures growth
• Defense platforms provide exposure to key vertical lift and reset programs
• Sole source long-term contractual position and solid backlog on key fuzing program provide stable revenue base

Aerospace Strategy

Aerospace Sales Mix 2009 vs. 2013
2009
Sales = $501 million
2013
Sales = $614 million
Defense Aerospace
Fuzing
Commercial Aerospace
Significantly higher relative growth rates in our commercial aerospace portfolio have resulted in improved balance. Commercial sales increased by 46% from 2009 to 2013.

Fixed trailing edge
Access doors
Top covers
Nose landing gear
Horizontal
stabilizer
Main landing gear
Flaps
Rudder
Door assemblies
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls
Doors
Fixed leading edge
Red denotes bearing products

Manufacture of cockpit
Manufacture and assembly
of tail rotor pylon
Manufacture
subassembly
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

Market leading self lube airframe bearing product lines
 • Products on virtually every aircraft
 manufactured today - growing installed base
 • Approximately 75% of sales are for
 commercial applications
 • Proprietary technology:
 – KAron® bearing liner system
 – KAflex® and Tufflex® flexible couplings
 • Approximately 95% of sales are custom
 engineered for the application
 • Operational excellence through lean
 manufacturing
 • World class engineers and material scientists
 developing new products and applications

Fuzing Products
HARPOON
MAVERICK
FMU-139
TOMAHAWK
JPF
STANDARD
MISSILE
SLAM-ER
SLAM-ER
AMRAAM
TOMAHAWK
STANDARD
MISSILE
AGM-65M
AMRAAM
KPP Fuzes are on a majority of major U.S. weapons systems

 • USAF bomb fuze of choice
 • USAF inventory levels are less than half
 desired quantity
 • Recently awarded USAF contract extends
 sole source position into 2017
 • Backlog of $108 million as of 6/27/2014
 • Two orders totaling $14 million received in
 July
 • 27 foreign customers
 • System reliability exceeds 98% and
 operational reliability is greater than 99%
Bomb Compatibility
- JDAM
- Paveway II and III
- GBU-10, 12, 16, 24, 27, 28, 31, 32,
 38, 54
- BLU-109, 110, 111, 113, 117, 121,
 122, 126
- MK82/BSU-49, MK83/BSU-85,
 MK84/BSU-50
JPF Program

Driving Growth Through New Programs
New program activity is at unprecedented levels

Leveraging Customer Relationships - Bell/Textron Case Study
Continually providing quality value added solutions has led to a growing relationship that is projected to exceed $40 million in sales annually
Early 1980’s	Developed a driveshaft for the U.S. Army’s UH-1 helicopter
Mid 1980’s	Developed technology to replace driveshaft's across the Bell fleet of commercial and military aircraft
2009	Awarded a five year $53M contract to build composite helo. blade skins and skin core assemblies for eight Bell models
2011	Awarded a contract with a potential value of more than $200 million to manufacture and assemble cabins for the AH-1Z - the largest structure ever outsourced by Bell
2013	Delivered significant structural components for the recently introduced Textron AirLand Scorpion prototype aircraft

Recent Global Aerospace Growth Investments
1. Lancashire, UK - new tooling facility
2. Höchstadt, Germany - new bearing manufacturing facility
3. Goa, India - composites manufacturing joint venture

Aerospace - Impact of Defense Spending
• We believe the diversity of our defense programs positions us well to weather potential budget cuts
 – Joint Programmable Fuze - under contract into 2016, foreign demand, continued sole source
 – A-10 re-wing program for Boeing - under contract through
 shipset 173, 72% of the total program
 – AH-1Z integrated fuselage for Bell/USMC - new business
• Improved commercial balance provides more stable Aerospace revenue base

New Zealand SH-2G(I)
• Entered into a $120 million
 contract with the New Zealand
 Ministry of Defence for the sale
 of ten Kaman SH-2G(I) aircraft
• Work under this program began
 in 2013 and is on schedule
• Program is expected to
 generate $60-65 million in cash

Unmanned K-MAX®
• Kaman/Lockheed teamed to
 provide an unmanned military
 version of the K-MAX helicopter
• K-MAX aircraft performed
 unmanned cargo resupply missions
 in Afghanistan from 2011 to 2014
 and completed more than 1,950
 missions and delivered more than
 4.5 million pounds of cargo
• “The K-MAX and the team
 operating the aircraft excelled
 beyond anything I thought
 possible.” - Captain Patrick Smith,
 USN Program Manager
Photograph by Corporal Lisa Tourtelot, United States Marine Corps.

Aerospace - Key Operational Objectives

Distribution
2013 Sales: $1.07 Billion
63%

Distribution Overview
Major product categories
•Bearings
•Power Transmission
•Fluid Power
•Motion Control
•Automation
•Material Handling
•Electrical control and power
distribution

Distribution Business Drivers
• Industrial customers increasing use of national contracts to consolidate supply of MRO goods and driving compliance with suppliers
• Increased residential construction expected to drive demand across numerous industries served by Kaman
• Hydraulic, automation and motion control products add content to
 MRO customers and meet trend of customers transitioning to higher-
 technology applications
• Unique products to service municipalities in water, wastewater, and supporting control system infrastructure
• OEMs looking for more value-add and integration services

Distribution Strategy

Improved Diversification of Distribution Served End Markets
Bearings and Mechanical Power Transmission
Automation, Control and Energy
Fluid Power
up 40%
up 203%
up 97%

Distribution - Major Product Platforms
PRODUCT PLATFORM	BEARINGS & MECHANICAL POWER TRANSMISSION (BPT)	FLUID POWER	AUTOMATION, CONTROL & ENERGY (ACE)
% of 2013 Sales	61%	14%	25%
Market Size	$12.5 Billion	$7.2 Billion	$15.0 Billion
Acquisitions since 2008	• Industrial Supply Corp • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings Inc. • Ohio Gear and Transmission	• INRUMEC • Catching • Northwest Hose & Fittings • Westerns Fluid Components • B. W. Rogers	• Zeller • Minarik • Target Electronic Supply • B. W. Rogers
Major Suppliers

Executing Strategy and Building Network

Distribution - ERP Technology Investments
• Consolidate 12 disparate business systems and numerous sub-systems to a standard state-of-the-art enterprise-wide business system
• Infor’s Distribution SX.e is the leading distribution ERP solution
Increased customer satisfaction
CRM will provide critical info to sales teams driving higher sales volume
Reduced transaction and response times will drive productivity gains
Ability to consolidate and analyze purchasing requirements will lower procurement costs and increase profitability
BENEFITS

B.W. Rogers Acquisition - Overview

B.W. Rogers - Background
• Tri-motion Parker distributor
• Acquisition creates contiguous
 Parker territory from
 Pennsylvania to Chicago
• 21 locations across seven
 states including 20 authorized
 Parker locations and 12
 ParkerStores
• Approximately 240 employees

Distribution - Key Operational Objectives

Kaman Investment Merits
Focus
Market
Position
Financial
Profile
Acquisition
Strategy
Management
Team
Leader in Both Business Segments
Earnings Growth, Cash Flow Generation,
Strengthening Market Position
Strong Liquidity and Conservative Practices
Disciplined and Focused
Proven track record

Financial Information

Financial Highlights - Q2 2014

Financial Highlights - Full Year 2013

Balance Sheet, Capital Factors, and Cash Flow Items
(In Millions)	As of 6/27/14	As of 12/31/13	As of 12/31/12
Cash and Cash Equivalents	$ 11.7	$ 10.4	$ 16.6
Notes Payable and Long-term Debt	$ 362.9	$ 275.2	$ 259.6
Shareholders’ Equity	$ 540.6	$ 511.3	$ 420.2
Debt as % of Total Capitalization	40.2%	35.0%	38.2%
Capital Expendituresa	$ 18.1	$ 40.9	$ 32.6
Depreciation & Amortizationa	$ 17.1	$ 31.9	$ 28.4
Free Cash Flow*a	$ 6.3	$ 21.6	$ 52.0
)
(
aYTD 6/27/2014

Appendix I
Non-GAAP Reconciliations

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information